Exhibit 99.1 December 3, 2009 ©2008 Solo Cup Operating Corporation

This presentation contains forward-looking statements. The words ‘‘anticipate,’’ ‘‘intend,’’ ‘‘plan,’’ ‘‘estimate,’’ ‘‘believe,’’
‘‘expect,’’ ‘‘predict,’’ ‘‘potential,’’ ‘‘project,’’ ‘‘could,’’ ‘‘will,’’ ‘‘should,’’ ‘‘may,’’ ‘‘would’’ and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. All statements in this presentation, other than statements of historical fact, including statements regarding our business strategy, future operations, financial position, cost savings, prospects, plans and objectives, as well as information concerning industry trends and expected actions of third parties, are forward-looking statements. All forward-looking statements speak only as of the date on which they are made. Such statements reflect our current assumptions concerning future events and are subject to a number of risks and uncertainties, many of which are outside our control and could cause actual results to differ materially from such statements. For a detailed description of these risks and uncertainties and other factors you should consider, see ‘‘Risk Factors’’ in our most recent Quarterly Report filing on Form 10-Q,  our Annual Report on Form 10-K for the fiscal year ended December 28,
2008 and in our other filings made from time to time with the SEC.  Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the SEC, we do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.
Statement Regarding use of Non-GAAP Measures:
EBITDA and Adjusted EBITDA, as presented in this presentation, are supplemental measures of our performance, and net debt, as presented in this presentation, is a supplemental measure of our financial position. In each case, these measures are not required by, or presented in accordance with, generally accepted accounting principles in the United States (‘‘GAAP’’). EBITDA,
Adjusted EBITDA and net debt are not measurements of our financial performance or financial position under GAAP and should not be considered as alternatives to net sales, net income (loss) or any other performance measures derived in accordance with
GAAP or as alternatives to cash flow from operating activities as measures of our liquidity.
EBITDA is defined as income (loss) from continuing operations, plus interest expense net of interest income, income tax provision
(benefit), depreciation and amortization, as set out in our consolidated statements of operations and consolidated statements of cash flows included elsewhere in this offering circular. We present EBITDA because we consider it an important supplemental measure of our performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.
©2008 Solo Cup Operating Corporation

•
Leader in Foodservice and Consumer single-use products used to serve food and beverages in quick-serve restaurants, other foodservice settings and homes
•
Manufacture and supply a broad portfolio of products, including cups, lids, food containers, plates, bowls, portion cups and cutlery

Diverse Substrate Platform 1Q ‘09 LTM Sales by End Market
Strong Portfolio of Brands
• Plastic
• Paper
• Foam
• Post-consumer recycled
content
• Renewable resources
Cups and Lids Plates, Bowls and Cutlery Food Containers and Portion Cups
Consumer
18%
Foodservice
82%
©2008 Solo Cup Operating Corporation

4 Average relationship with top ten customers is over 20 years with no customer accounting for more than 9.6% of FY2008 net sales ©2008 Solo Cup Operating Corporation

©2008 Solo Cup Operating Corporation

1930’s 1940’s 1950’s 1970’s 2004 Today
Solo introduced 2-piece waxed
cold cups to serve drive-in
restaurants
Leo J. Hulseman founded The
Paper Container Manufacturing
Co. in Chicago
Solo introduced Bare™ by Solo
and a new line of polypropylene
cold cups
Solo introduced the disposable
Cozy Cup and the reusable Cozy
Cup holder
The Paper Container Manufacturing
Co. manufactured a paper cone cup
known as the Solo Cup, for which
the Company was renamed
Debt paydown from sale-leaseback
transaction and divestiture of Hoffmaster,
Japan subsidiaries and uncoated white
paper plate product line
In conjunction with Vestar Capital
Partners’
preferred equity investment,
Solo Cup acquired SF Holdings –
including the Sweetheart, Fonda and
Hoffmaster brands
2007
Solo introduced the signature
red plastic cold cup
1960’s 1998
Solo acquired Clear Shield
National; expanded into straws
and disposable cutlery
2008
Divested dairy packaging line;
five plant closures announced
Vestar assumed control of the Board of
Directors (December 2006) and new
management team members hired
Initiated Performance Improvement Plan

©2008 Solo Cup Operating Corporation
Equity
Common – SCC Holding LLC
Preferred – Vestar Capital Partners IV, L.P.
Debt
8.5% Senior Subordinated Notes due 2014 $325 million
10.5% Senior Secured Notes due 2013 $300 million
Asset-Based Revolving Credit Facility due 2013 $200 million limit
(balance $9.7 million at September 27, 2009)

No scheduled principal payments for 4 years
Ample Operating Flexibility

©2008 Solo Cup Operating Corporation
Improve Profitability
Performance Improvement Plan
Variable Costs
Asset  Utilization
Network Optimization
Fixed Costs
Asset Utilization
Shed unprofitable commercial arrangements
Generate Cash Flow
Pay down debt from sale of non-core assets
Invest in Innovation
New Product introductions
Invest in capex
Additional efficiencies

©2008 Solo Cup Operating Corporation

•
Comprehensive effort
to improve efficiency
on all manufacturing
and distribution assets
•
Reduce fixed costs
including
consolidating North
American
manufacturing
facilities from 32 in
2004 to 13 today
•
Broad procurement
initiative
•
Manage SG&A costs
Reduce Costs
Enhance
Operational
Productivity
Divest Non-Core
Assets
Improve Profits
• Rationalize SKUs
• Enforce commercial
arrangements
• Optimize account and
product value
• Establish superior
customer service
• Transform sales and
marketing
effectiveness
• Sale-leaseback
• Uncoated white
paper plates
• Hoffmaster
• Japanese subsidiaries
• Dairy packaging
product line
•
Improve productivity
of existing
manufacturing assets
•
Invest in state-of-the-
art manufacturing
equipment
•
Optimize utilization of
most efficient
manufacturing assets
•
Increase return on
invested capital
•
Reduce inventory
levels
From Fiscal Year 2006 to the 52-week period ended September 27, 2009, gross margin increased from 9.5% to 13.1%

©2008 Solo Cup Operating Corporation

3Q YTD
($ in millions) 2007 2008 2009
Net book value of assets sold or taken out of service 8 $        42 $      24 $
Plant Closures/Restructuring Costs 2 11 9
Closed Plant Inefficiencies - 7 1
10 $      60 $      34 $
Capital Investments 47 $      80 $      53 $
Proceeds from asset sales reduced debt:
Sale of Hoffmaster business 170 $
Sale and leaseback of manufacturing facilities 130
Sale of Japanese business 42
342 $

New Foodservice Products:
Reveal™ polypropylene cups and lids
Bare™ by Solo
Duo Shield™ insulated hot cup
Sauces and sides
Continued Channel Expansion:
Deli takeout
Office supply
Foodservice Channel
©2008 Solo Cup Operating Corporation

New Consumer Products:
Solo Squared™ cups
Heavy Duty line of paper products
Bare™ by Solo
Sesame Street™ kids collection
Solo Cares (pink cups / plates for breast cancer
awareness)
It’s My Solo Cup™
Expanded Channel Areas of Focus:
Value channel stores (i.e. dollar stores)
Club stores
Mass retailers

Consumer Channel
©2008 Solo Cup Operating Corporation

©2008 Solo Cup Operating Corporation

Recyclable
Materials
Compostable
Materials
After-use
Uncoated paper, wax-
coated paper, plant-
based plastic
coatings
Material
Reduction
Recycled
Content
Materials
Renewable
Materials
Pre-use
Polystyrene foam
90% air
Renewable
content, such as
sugar cane and
paper
Recycled paper
and plastic
content
PET and recycled
PET plastic
Bare™: Bringing Alternative Resources for the Environment
• A full line single-use packaging brand for the Foodservice industry with a broad environmental platform

©2008 Solo Cup Operating Corporation
SALES
Volume Price Total
1Q09 vs 1Q08 (24%) -% (24%)
2Q09 vs 2Q08 (22%) (2%) (24%)
3Q09 vs 3Q08 (16%) (4%) (20%)
YTD09 vs YTD08         (21%) (2%) (23%)

Lower unit volumes is a result of overall weakness in demand across the industry, competitive conditions and continued impact from the implementation of strategic initiatives.

©2008 Solo Cup Operating Corporation
Continuous Improvement in Gross Margin

Before After Before After
Restructuring Restructuring Restructuring Restructuring
Costs Costs Costs Costs
2008 2008 2009 2009
1Q 14.7% 15.3% 10.7% 12.0%
2Q 14.7% 15.2% 16.3% 17.1%
3Q 13.0% 14.0% 14.5% 14.8%
4Q 10.8% 11.9%

©2008 Solo Cup Operating Corporation
Economic headwinds slows progress

Quarterly Adjusted EBITDA
(1)
($ in millions)
2009 2008 2007
1Q 28.6 $     50.5 $     7.4 $
2Q 46.0        53.7        46.0
3Q 34.1        41.0        33.9
3Q YTD 108.7      145.2      87.3
4Q 38.9        53.9
Trailing four quarter 147.6 $   184.1 $   141.2 $
(1)
Refer to Appendix for a reconciliation from Net Income to EBITDA and Adjusted EBITDA

©2008 Solo Cup Operating Corporation
Strong Operating Cash Flow and Debt Reduction

($ in millions)
2008 2009
Operating Cash Flow
Q1 19 $      27 $
Q2 21 58
Q3 38 34
Total 78 $      119 $
Net Debt
(1)
Q4 2008 660 $
Q1 2009 650
Q2 2009 605
Q3 2009 607
(1)
Refer to Appendix for a reconciliation from Total Debt to Net Debt

©2008 Solo Cup Operating Corporation
17
Net Debt
$1,124
$725
$607
$661
2006 2007 2008 3Q 2009
($ in millions)
(1) Free Cash Flow defined as Operating Cash Flow minus Capital Expenditures (Continuing Operations).
Free Cash Flow
(1)
($ in millions)
($108)
$40
$96
$53
2006 2007 2008 LTM 3Q '09
Reduced net debt by
~$517 million since
FYE 2006, while investing
$180 million in the
business

©2008 Solo Cup Operating Corporation
•
Leverage brand name, strong customer relationships and comprehensive product offerings to generate incremental sales growth
•
Capitalize on global customer relationships and benefit from their international growth

Cultivate Strong Customer Relationships and
Broad Product Offering to Generate Sales Growth
• Focus on internal projects and investments which will continue to drive performance improvements
• Continue to improve pricing / raw material strategy and inventory management
Improve Profitability and Focus on Cash Flow Generation
• Prioritize data-based decision-making and results-oriented measurements
• Established the Program Management Office to support the cultural shift of PIP
Sustain a Culture of Continuous Improvement
• Creative innovative, value-added products and packaging to target both new and existing customers
• Enhance market position by exploring alternative substrates to create new products and market opportunities
Continue to Grow Through Product Innovation and Entering New Markets

©2008 Solo Cup Operating Corporation
Well Known Branded & Private Label Product offering
Leader in Foodservice and Consumer disposables
Broad product portfolio using diverse materials
Strong customer relationships
Improving Margins
Cost and efficiency improvement
New products
Comprehensive manufacturing and distribution system
Improved Financial Position
Successful refinancing
Ample operating flexibility

©2008 Solo Cup Operating Corporation
Reconciliation of net income to EBITDA and Adjusted EBITDA:
Q3 2009 Q2 2009 Q1 2009 Q4 2008 Q3 2008 Q2 2008 Q1 2008 Q4 2007 Q3 2007 Q2 2007 Q1 2007
Net Income (loss) from continuing operations (GAAP measure) (27.9) $ 6.9 $     (10.2) $ (13.5) $ (7.8) $   8.4 $     0.6 $     24.4 $   3.7 $     0.7 $     (34.8) $
Interest expense, net 20.0 22.4 14.6 15.3 14.8 15.3 16.2 17.1 19.0 27.9 21.1
Income tax provision (benefit) 0.8 (0.1) (6.0) (2.4) (1.2) 5.5 0.2 (17.9) 0.7 (2.9) 0.6
Depreciation and amortization 17.4 16.6 17.9 18.0 19.1 19.9 20.8 22.9 22.3 22.7 23.0
EBITDA (non-GAAP measure) 10.3 45.8 16.3 17.4 24.9 49.1 37.8 46.5 45.7 48.4 9.9
(Gain)/loss on sale of fixed asset 5.0 0.2 2.3 4.0 6.5 2.0 10.1 3.0 (10.2) (1.7) 0.4
Foreign currency exchange (gain)/loss 0.1 (3.3) 0.9 10.9 4.4 (0.4) (0.8) (0.5) (1.9) (1.3) (0.4)
Asset impairment 17.2 - - 0.6 - - - 3.0 - 2.6 -
Plant closure expenses and severance cost 1.5 3.1 4.4 3.7 4.8 0.9 1.6 1.8 - - -
Closed plant inefficiencies - 0.2 0.8 2.3 0.4 2.1 1.8 - - - -
Contractual resolution charge - - 3.9 - - - - - - - -
Other expenses - - - - - - - 0.1 0.3 0.7 0.3
Sale/Leaseback Pro-Forma Adjustment - - - - - - - - - (2.7) (2.8)
Adjusted EBITDA (non-GAAP measure) 34.1 $   46.0 $   28.6 $   38.9 $   41.0 $   53.7 $   50.5 $   53.9 $   33.9 $   46.0 $   7.4 $

Reconciliation of Total Debt to Net Debt:
Q3 2009 Q2 2009 Q1 2009 Q4 2008
Long-Term Debt, net of current maturities 629.8 $   630.0 $   628.1 $   716.8 $
Current maturities of long-term debt 1.1          1.4          68.5        1.4
Total Debt (GAAP measure) 630.9      631.4      696.6      718.2
Less:  Cash and cash equivalents (23.6)       (26.9)       (46.7)       (57.5)
Net Debt (non-GAAP measure) 607.3 $   604.5 $   649.9 $   660.7 $
©2008 Solo Cup Operating Corporation